UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22690

Tortoise Energy Independence Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

Item 1. Reports to Stockholders.

Tortoise Energy Independence Fund, Inc. 2014 2nd Quarter Report • May 31, 2014

The North American
energy revolution

2014 2nd Quarter Report	1

Fund at a glance

Tortoise believes Tortoise Energy Independence Fund, Inc. (NYSE: NDP) is the first closed-end fund with a focus on North American crude oil and natural gas production growth — growth which supports energy independence.

Investment opportunity

Technological developments are now providing access to vast amounts of unconventional resources in North American oil and gas reservoirs, with the potential for an extended period of production growth. Virtually unthinkable a few years ago, North America now has the opportunity to be a global leader in energy production, with many experts predicting North America could become energy self-sufficient over the coming decades.

To capture the heart of this significant North American production growth potential, NDP invests in energy producers, also known as the upstream portion of the energy value chain. While commodity prices will fluctuate, we believe the sector’s volume growth potential provides an attractive long-term investment opportunity.

Targeted investment characteristics

NDP primarily invests in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs, and, to a lesser extent, in companies that provide associated transportation, processing and storage. The majority of NDP’s investments include upstream energy companies with the following targeted characteristics:

  Substantial acreage positions in premier North American oil and gas fields

  Production volume growth potential over many years

  High quality, financially disciplined management teams

  Total return potential through a combination of current income and capital appreciation

We also write (sell) out-of-the-money covered call options on companies that meet our investment thresholds, seeking to mitigate portfolio risk, increase current income and enhance long-term total return potential across economic cycles.

Portfolio statistics at May 31, 2014 (unaudited)

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2	2014 2nd Quarter Report

June 23, 2014

Dear fellow stockholders,

The second fiscal quarter ending May 31, 2014 was a prosperous one for crude oil and natural gas producers, whose success continued to be driven by robust North American crude oil and natural gas production.

With respect to the broad market, equities demonstrated some volatility as the second fiscal quarter unfolded, although strength among blue chips and stronger-than-expected first-quarter earnings reports from nearly three-quarters of the companies in the S&P 500 Index® helped maintain a generally upward trajectory. For the three- and six-month periods ending May 31, 2014, the S&P 500 Index® returned 4.0 and 7.6 percent respectively, with energy, utilities, consumer staples and materials emerging as the best-performing sectors.

Energy production review and outlook

Oil and gas producers handily outperformed the broader market in the second fiscal quarter, with the Tortoise North American Oil and Gas Producers IndexSM posting 11.3 and 14.2 percent total returns for the three- and six-month periods ending May 31, 2014. The most successful oil producers are currently operating in the Bakken, the Permian and the Eagle Ford, and for gas, in the Marcellus. Production in the Bakken has almost tripled while production in the Eagle Ford has quadrupled since the third quarter of 2011.¹ There is significant potential to increase the volume of oil recovered by drilling more wells per section. As an example, the Permian basin has been producing oil since the 1920s, predominantly from vertical wells. Although horizontal drilling is still relatively new to the basin, production from horizontal wells has increased dramatically; by the end of 2013 oil extraction from the Permian accounted for half of the increase in horizontal drilling in the U.S.¹ With respect to natural gas, the Marcellus shale now produces 18 percent of the current natural gas supply with production volumes expected to grow by an average of 11 percent annually through 2020.¹

With respect to commodity prices, the price per barrel for oil (West Texas Intermediate oil, or WTI, which is used as a benchmark in oil pricing) remained stable, starting and ending the fiscal quarter in the $102 - $103 range. As for natural gas, prices began the quarter at $4.69 per million British thermal units (MMBtu), peaked on March 4th at $7.92 per MMBtu as weather-driven demand escalated, and ended the quarter at $4.48 per MMBtu as warmer weather pushed demand lower. While production growth potential is one of the primary factors we consider, we also monitor commodity pricing. We expect the price of WTI to remain above $90.00 per barrel for the foreseeable future and we expect natural gas prices will remain on average above $4.00 per MMBtu, both at levels that are economic to support continued shale drilling.

Fund performance review

The fund’s total assets increased from approximately $462.6 million on Feb. 28, 2014, to $504.3 million on May 31, 2014, primarily from net realized and unrealized gains on investments as well as approximately $4.9 million in new leverage proceeds. Leverage (including bank debt) as a percent of total assets remained relatively consistent during the quarter, ending the period at 12.0 percent.

At fiscal quarter end, the fund paid a distribution of $0.4375 per common share ($1.75 annualized) to stockholders. This distribution represented an annualized distribution rate of 6.5 percent based on the fund’s fiscal quarter closing price of $26.78.

For the fiscal quarter, the fund’s market-based total return was 10.6 percent and its NAV-based total return was 11.5 percent (15.0 and 18.6 percent for the six months, respectively) including the reinvestment of distributions. The difference between the market value total return and the NAV total return reflected a slight widening of the already deep discount of the fund’s stock price relative to its NAV during the quarter. This was the case for many closed-end funds as they continued to come under pressure due to concerns over rising interest rates.

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 2nd Quarter Report	3

Key quarterly performance drivers

  Robust crude oil and natural gas production continued to drive fund asset performance during the fiscal quarter, given the fund’s strategic focus on producers operating in the premier basins.

  Both oil and gas producers performed well, but oil/liquids producers whose progress was spurred by robust production growth in the Bakken and the Eagle Ford fields contributed the most to absolute performance.

  The fund’s midstream holdings contributed positively to overall performance, albeit to a much lesser extent.

  The fund’s covered call strategy continued to provide additional current income in a portfolio developed to provide access to oil and gas producers with production growth potential. The notional amount of the fund’s covered calls averaged approximately 46.3 percent of total assets and their out-of-the money percentage averaged approximately 8.0 percent during the quarter.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding thoughts

We believe the prolific volumes of oil and natural gas being produced in the premier basins will continue to drive opportunities for upstream producers. As we prepare to once again celebrate our nation’s independence, we also celebrate our continued pursuit of energy independence. We look forward to serving you as your professional investment adviser as this compelling story continues.

In closing, we invite you to visit Tortoise’s new educational microsite, www.uncoverenergy.com, which provides articles covering 10 themes that trace North America’s energy past, present and future. We created this site as part of our commitment to promote education and knowledge about the energy sector. It is designed to be a resource for the investment community, educators and the general public. As always, we welcome your feedback and suggestions. Also, if you haven’t had a chance to view our May webcast of the annual stockholders meeting, we encourage you to do so.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Independence Fund, Inc.

¹Energy Information Administration

The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The S&P 500 Index® is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

4	2014 2nd Quarter Report

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2013			2014
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$2,962	$2,805	$3,017	$2,783	$2,916
Less foreign withholding taxes	(94)	(83)	(87)	(81)	(72)
Dividends paid in stock	393	403	417	422	391
Net premiums on options written	4,339	4,356	4,781	4,486	4,425
Total from investments	7,600	7,481	8,128	7,610	7,660
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	974	1,008	1,062	1,037	1,138
Other operating expenses	144	143	153	164	171
	1,118	1,151	1,215	1,201	1,309
Distributable cash flow before leverage costs	6,482	6,330	6,913	6,409	6,351
Leverage costs(2)	142	144	146	145	150
Distributable Cash Flow(3)	$6,340	$6,186	$6,767	$6,264	$6,201
Net realized gain (loss) on investments and
foreign currency translation, for the period	$5,236	$(1,042)	$12,258	$11,811	$5,732
As a percent of average total assets(4)
Total from investments	7.37%	7.04%	7.31%	6.86%	6.34%
Operating expenses before leverage costs	1.08%	1.08%	1.09%	1.08%	1.08%
Distributable cash flow before leverage costs	6.29%	5.96%	6.22%	5.78%	5.26%
As a percent of average net assets(4)
Total from investments	8.43%	8.01%	8.26%	7.96%	7.26%
Operating expenses before leverage costs	1.24%	1.23%	1.24%	1.26%	1.24%
Leverage costs	0.16%	0.15%	0.15%	0.15%	0.14%
Distributable cash flow	7.03%	6.63%	6.87%	6.55%	5.88%

Selected Financial Information
Distributions paid on common stock	$6,345	$6,351	$6,351	$6,351	$6,351
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	412,693	431,903	442,686	462,646	504,254
Average total assets during period(5)	409,102	421,356	445,692	449,572	479,402
Leverage(6)	46,600	48,400	56,300	55,700	60,600
Leverage as a percent of total assets	11.3%	11.2%	12.7%	12.0%	12.0%
Net unrealized appreciation, end of period	23,330	47,406	55,201	64,972	107,413
Net assets, end of period	357,587	374,877	384,471	402,138	441,064
Average net assets during period(7)	357,879	370,482	394,581	387,650	418,875
Net asset value per common share	24.65	25.82	26.49	27.70	30.38
Market value per common share	24.81	23.84	24.08	24.61	26.78
Shares outstanding (000’s)	14,504	14,516	14,516	14,516	14,516

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)

Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on distributions, and the value of paid-in-kind distributions.

(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of short-term borrowings.
(7)	Computed by averaging daily net assets within each period.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 2nd Quarter Report	5

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Independence Fund, Inc.’s (“NDP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources. We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”) that generally have a strong presence in North American oil and gas reservoirs, including shale, and, to a lesser extent, on companies that provide associated transportation, processing, storage, servicing and equipment. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

NDP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

Market values of our investments increased during the quarter, contributing to an increase in total assets of approximately $41.6 million since February 28, 2014. Distribution increases from our investments were in-line with our expectations and average total assets increased during the quarter, resulting in increased asset-based expenses. We maintained our quarterly distribution of $0.4375 per share. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”) or affiliates of MLPs in which we invest and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes that a significant portion of the cash distributions received from our investments are characterized as a return of capital and therefore excluded from investment income,

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

6	2014 2nd Quarter Report

Management’s Discussion (unaudited)
(continued)

whereas the DCF calculation includes the return of capital; (2) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (3) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and NGLs that generally have a strong presence in North American oil and gas reservoirs, including shale.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio. We typically aim to write call options that are approximately 5 to 15 percent out-of-the-money on approximately 40 percent of our portfolio, although we may adjust these targets depending on market volatility and other market conditions.

Total distributions received from our investments and option strategy for the 2nd quarter 2014 were approximately $7.7 million, including earnings on our investments of $3.3 million and net premiums on options written of approximately $4.4 million. This represents an increase of approximately 0.8 percent as compared to 2nd quarter 2013 and approximately 0.7 percent as compared to 1st quarter 2014. Distributions from investments in the 2nd quarter 2014 were impacted by one portfolio company that changed the timing of its distribution payment which shifted approximately $102,000 of distributions to NDP from the 1st quarter 2014 to the 2nd quarter 2014. Net premiums received on options written during the 2nd quarter 2014 declined by approximately 1.4 percent as compared to 1st quarter 2014 and remains in line with our expectations given the targets indicated above in the current market environment. On an annualized basis, the total received from investments for the 2nd quarter 2014 equates to 6.34 percent of our average total assets for the quarter as compared to 6.86 percent for 1st quarter 2014.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.08 percent of average total assets for the 2nd quarter 2014, unchanged as compared to 1st quarter 2014 and 2nd quarter 2013. Advisory fees for the 2nd quarter 2014 increased 9.7 percent from 1st quarter 2014 as a result of increased average managed assets for the quarter. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets through December 31, 2014 and 0.10 percent of average monthly managed assets for the period from January 1, 2015 through December 31, 2016.

Leverage costs consist of the interest expense on our margin borrowing facility, which will vary from period to period as the facility has a variable interest rate. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below. Total leverage costs for DCF purposes were approximately $150,000 for the 2nd quarter 2014, a slight increase as compared to 1st quarter 2014 due to increased leverage utilization.

The average annualized total cost of leverage was 1.02 percent as of May 31, 2014. Interest accrues on the margin facility at a rate equal to 1-month LIBOR plus 0.85 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR and the utilization of our margin facility. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable cash flow and capital gains

For 2nd quarter 2014, our DCF was approximately $6.2 million, a decrease of 2.2 percent as compared to 2nd quarter 2013 and a decrease of 1.0 percent as compared to 1st quarter 2014. This is the net result of the changes in income and expenses as described above. This equates to an annualized rate of 5.26 percent of average total assets for the quarter and 5.88 percent of average net assets for the quarter. In addition, we had net realized gains on investments of approximately $5.7 million during the period.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 2nd Quarter Report	7

Management’s Discussion (unaudited)
(continued)

We paid a distribution of approximately $6.4 million, or $0.4375 per share, during the quarter, unchanged from 1st quarter 2014.

Net Investment Loss on the Statement of Operations is adjusted as follows to reconcile to DCF for 2014 YTD and 2nd quarter 2014 (in thousands):

	2014	2nd Qtr
	YTD	2014
Net Investment Loss	$(1,286)	$(1,211)
Adjustments to reconcile to DCF:
Net premiums on options written	8,911	4,425
Distributions characterized as return of capital	4,027	2,596
Dividends paid in stock	813	391
DCF	$12,465	$6,201

Liquidity and capital resources

We had total assets of approximately $504.3 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 2nd quarter 2014, total assets increased approximately $41.6 million. This change was primarily the result of a $45.5 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions), net sales during the quarter of approximately $4.8 million and an increase in receivables for investments sold of approximately $1.0 million.

Total leverage outstanding at May 31, 2014 was $60.6 million, an increase of $4.9 million as compared to February 28, 2014. Total leverage represented 12.0 percent of total assets at May 31, 2014, unchanged as compared to February 28, 2014 and an increase from 11.3 percent at May 31, 2013. Our leverage as a percent of total assets is within our long-term target level of 10 to 15 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 20 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in market values of our investments, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We use leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2013 were approximately 15 percent QDI, 79 percent ordinary dividend income, 3 percent long-term capital gain, and 3 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. We currently estimate that 80 to 100 percent of 2014 distributions will be characterized as dividend income and capital gains, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2015.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

8	2014 2nd Quarter Report

Schedule of Investments (unaudited)
May 31, 2014

	Shares	Fair Value
Common Stock — 81.7%(1)

Crude/Refined Products Pipelines — 0.6%(1)
United States — 0.6%(1)
Plains GP Holdings, L.P.(2)	91,716	$2,531,362

Natural Gas Pipelines — 4.2%(1)
United States — 4.2%(1)
EQT Corporation(3)	173,400	18,532,992

Oil and Gas Production — 76.9%(1)
Canada — 9.8%(1)
ARC Resources Ltd.	334,600	9,643,318
Cenovus Energy Inc.	153,200	4,563,828
Crescent Point Energy Corp.	285,700	11,712,040
Enerplus Corporation	275,800	6,257,902
Penn West Petroleum Ltd.	6,400	59,520
Suncor Energy Inc.(3)	286,100	11,023,433
The Netherlands — 2.0%(1)
Royal Dutch Shell plc (ADR)(2)	114,500	8,999,700
United Kingdom — 2.2%(1)
BP p.l.c.(ADR)	192,800	9,726,760
United States — 62.9%(1)
Anadarko Petroleum Corporation(3)	303,699	31,238,479
Antero Resources Corporation(3)(4)	150,610	9,262,515
Cabot Oil & Gas Corporation(3)	327,600	11,872,224
Carrizo Oil & Gas, Inc.(3)(4)	51,500	2,959,190
Chesapeake Energy Corporation(3)	448,600	12,883,792
Chevron Corporation	70,400	8,644,416
Cimarex Energy Co.(3)	40,100	5,178,113
Concho Resources Inc.(3)(4)	62,300	8,211,140
ConocoPhillips	138,700	11,087,678
Continental Resources, Inc.(3)(4)	99,200	13,923,712
Energen Corp.(3)	110,400	9,425,952
EOG Resources, Inc.(3)	349,600	36,987,680
Hess Corporation(3)	25,700	2,346,410
Marathon Oil Corporation	266,700	9,777,222
Newfield Exploration Company(3)(4)	140,100	5,110,848
Noble Energy, Inc.	118,200	8,518,674
Occidental Petroleum Corporation	229,000	22,829,010
Parsley Energy, Inc.(4)	53,610	1,274,310
Pioneer Natural Resources Company(3)	164,000	34,466,240
Range Resources Corporation(3)	224,200	20,839,390
Rice Energy Inc.(4)	52,646	1,670,458
RSP Permian, Inc.(4)	110,556	2,985,012
Whiting Petroleum Corporation(3)(4)	80,000	5,748,000
		339,226,966
Total Common Stock
(Cost $281,760,474)		360,291,320

Master Limited Partnerships
and Related Companies — 32.2%(1)

Crude/Refined Products Pipelines — 11.8%(1)
United States — 11.8%(1)
Buckeye Partners, L.P.(2)	61,200	4,801,752
Enbridge Energy Management, L.L.C.(2)(5)	434,463	12,960,028
Magellan Midstream Partners, L.P.(2)	92,000	7,532,960
MPLX LP(2)	117,232	6,700,981
Phillips 66 Partners LP(2)	65,900	3,990,245
Plains All American Pipeline, L.P.(2)	179,229	10,121,062
Rose Rock Midstream, L.P.(2)	32,489	1,410,997
Tesoro Logistics LP(2)	47,000	3,275,900
Valero Energy Partners LP(2)	26,106	1,159,890
		51,953,815
Natural Gas/Natural Gas Liquids Pipelines — 7.4%(1)
United States — 7.4%(1)
Energy Transfer Partners, L.P.(2)	77,700	4,376,064
Enterprise Products Partners L.P.(2)	141,100	10,557,102
Kinder Morgan Management, LLC(2)(5)	117,150	8,443,012
Regency Energy Partners LP(2)	222,350	6,181,330
Williams Partners L.P.(2)	57,300	3,043,203
		32,600,711
Natural Gas Gathering/Processing — 4.6%(1)
United States — 4.6%(1)
Access Midstream Partners, L.P.(2)	58,900	3,710,111
DCP Midstream Partners, LP(2)	94,524	5,076,884
EnLink Midstream Partners, LP(2)	86,700	2,641,749
Targa Resources Partners LP(2)	95,800	6,510,568
Western Gas Partners LP(2)	34,300	2,469,257
		20,408,569

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 2nd Quarter Report	9

Schedule of Investments (unaudited) (continued)
May 31, 2014

	Shares	Fair Value
Oil and Gas Production — 8.4%(1)
United States — 8.4%(1)
BreitBurn Energy Partners L.P.(2)	621,400	$13,322,816
EV Energy Partners, L.P.(2)	82,800	3,057,804
Legacy Reserves, L.P.(2)	486,608	14,306,275
Vanguard Natural Resources, LLC(2)	212,100	6,515,712
		37,202,607
Total Master Limited Partnerships
and Related Companies (Cost $113,325,376)		142,165,702

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(6) (Cost $67,286)	67,286	67,286
Total Investments — 113.9%(1)
(Cost $395,153,136)		502,524,308
Total Value of Options Written
(Premiums received $1,615,091) — (0.3%)(1)		(1,573,312)
Other Assets and Liabilities — (13.6%)(1)		(59,886,879)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$441,064,117

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of May 31, 2014.

Key to abbreviation
ADR = American Depository

See accompanying Notes to Financial Statements.
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

10	2014 2nd Quarter Report

Schedule of Options Written (unaudited)
May 31, 2014

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	June 2014	$105.00	3,036	$(315,744)
Antero Resources Corporation	June 2014	70.00	1,506	(22,590)
Cabot Oil & Gas Corporation	June 2014	40.00	3,276	(16,380)
Carrizo Oil & Gas, Inc.	June 2014	62.50	515	(16,738)
Chesapeake Energy Corporation	June 2014	30.00	4,486	(143,552)
Cimarex Energy Co.	June 2014	135.00	401	(44,110)
Concho Resources Inc.	June 2014	140.00	623	(49,840)
Continental Resources, Inc.	June 2014	145.00	992	(142,848)
Energen Corp.	June 2014	90.00	1,104	(55,200)
EOG Resources, Inc.	June 2014	110.00	3,496	(195,776)
EQT Corporation	June 2014	115.00	1,734	(34,680)
Hess Corporation	June 2014	92.50	257	(18,761)
Newfield Exploration Company	June 2014	36.00	251	(27,610)
Pioneer Natural Resources Company	June 2014	220.00	1,640	(259,120)
Range Resources Corporation	June 2014	95.00	2,242	(201,780)
Suncor Energy Inc.	June 2014	41.00	2,861	(8,583)
Whiting Petroleum Corporation	June 2014	77.50	800	(20,000)
Total Value of Call Options Written
(Premiums received $1,615,091)				$(1,573,312)

See accompanying Notes to Financial Statements.
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 2nd Quarter Report	11

Statement of Assets & Liabilities (unaudited)
May 31, 2014

Assets
Investments at fair value (cost $395,153,136)	$502,524,308
Receivable for Adviser fee waiver	121,322
Dividends and distributions receivable	567,807
Receivable for investments sold	994,261
Prepaid expenses and other assets	45,929
Total assets	504,253,627
Liabilities
Options written, at fair value
(premiums received $1,615,091)	1,573,312
Payable to Adviser	889,698
Accrued expenses and other liabilities	126,500
Short-term borrowings	60,600,000
Total liabilities	63,189,510
Net assets applicable to
common stockholders	$441,064,117
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value;
14,516,071 shares issued and outstanding
(100,000,000 shares authorized)	$14,516
Additional paid-in capital	333,636,429
Net unrealized appreciation	107,413,172
Net assets applicable to
common stockholders	$441,064,117
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$30.38

Statement of Operations (unaudited)
Period from December 1, 2013 through
May 31, 2014

Investment Income
Distributions from master limited partnerships	$3,246,152
Dividends and distributions from common stock
(net of foreign taxes withheld of $153,217)	2,299,621
Less return of capital on distributions	(4,027,272)
Net distributions and dividends from investments	1,518,501
Dividends from money market mutual funds	57
Total Investment Income	1,518,558
Operating Expenses
Advisory fees	2,518,646
Administrator fees	91,807
Professional fees	76,062
Directors’ fees	41,931
Stockholder communication expenses	38,896
Fund accounting fees	30,171
Custodian fees and expenses	13,345
Registration fees	12,154
Stock transfer agent fees	6,115
Other operating expenses	23,863
Total Operating Expenses	2,852,990
Leverage Expenses
Interest expense	295,686
Total Expenses	3,148,676
Less fees waived by Adviser	(343,452)
Net Expenses	2,805,224
Net Investment Loss	(1,286,666)
Realized and Unrealized Gains (Losses)
Net realized gain on investments, including
foreign currency gain (loss)	17,544,425
Net realized gain on options	826,394
Net realized loss on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	(955)
Net realized gain	18,369,864
Net unrealized appreciation of investments,
including foreign currency gain (loss)	52,960,650
Net unrealized depreciation of options	(749,278)
Net unrealized appreciation of other assets
and liabilities due to foreign currency translation	450
Net unrealized appreciation	52,211,822
Net Realized and Unrealized Gains	70,581,686
Net Increase in Net Assets Applicable
to Common Stockholders
Resulting from Operations	$69,295,020

See accompanying Notes to Financial Statements.
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

12	2014 2nd Quarter Report

Statement of Changes in Net Assets

	Period from
	December 1, 2013
	through	Year Ended
	May 31, 2014	November 30, 2013
	(unaudited)
Operations
Net investment income (loss)	$(1,286,666)	$163,902
Net realized gain	18,369,864	9,178,359
Net unrealized appreciation	52,211,822	70,552,526
Net increase in net assets applicable to common stockholders
resulting from operations	69,295,020	79,894,787
Distributions to Common Stockholders
Net investment income	(697,192)	(3,995,630)
Net realized gain	(1,358,537)	(20,541,811)
Return of capital	(10,645,833)	(855,296)
Total distributions to common stockholders	(12,701,562)	(25,392,737)
Capital Stock Transactions
Issuance of 11,871 common shares from reinvestment of
distributions to stockholders	—	292,620
Net increase in net assets applicable to common stockholders
from capital stock transactions	—	292,620
Total increase in net assets applicable to common stockholders	56,593,458	54,794,670
Net Assets
Beginning of period	384,470,659	329,675,989
End of period	$441,064,117	$384,470,659
Undistributed net investment income, end of period	$—	$1,983,858

See accompanying Notes to Financial Statements.
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 2nd Quarter Report	13

Statement of Cash Flows (unaudited)
Period from December 1, 2013 through May 31, 2014

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$3,245,622
Dividends and distributions received from common stock and money market mutual funds	2,322,373
Purchases of long-term investments	(51,086,778)
Proceeds from sales of long-term investments	55,778,494
Proceeds from sales of short-term investments, net	54,764
Call options written, net	893,362
Interest expense paid	(295,561)
Operating expenses paid	(2,510,714)
Net cash provided by operating activities	8,401,562
Cash Flows From Financing Activities
Advances from margin loan facility	27,400,000
Repayments on margin loan facility	(23,100,000)
Distributions paid to common stockholders	(12,701,562)
Net cash used in financing activities	(8,401,562)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$69,295,020
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(50,904,852)
Proceeds from sales of long-term investments	56,591,098
Proceeds from sales of short-term investments, net	54,764
Call options written, net	893,362
Return of capital on distributions received	4,027,272
Net unrealized appreciation	(52,211,822)
Net realized gain	(18,369,864)
Changes in operating assets and liabilities:
Decrease in dividends and distributions receivable	22,165
Increase in prepaid expenses and other assets	(32,839)
Increase in receivable for investments sold	(812,604)
Decrease in payable for investments purchased	(181,926)
Increase in payable to Adviser, net of fees waived	50,748
Decrease in accrued expenses and other liabilities	(18,960)
Total adjustments	(60,893,458)
Net cash provided by operating activities	$8,401,562

See accompanying Notes to Financial Statements.
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

14	2014 2nd Quarter Report

Financial Highlights

	Period from		Period from
	December 1, 2013		July 31, 2012(1)
	through	Year Ended	through
	May 31, 2014	November 30, 2013	November 30, 2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$26.49	$22.73	$—
Public offering price	—	—	25.00
Income (loss) from Investment Operations
Net investment income (loss)(3)	(0.09)	0.01	0.04
Net realized and unrealized gains (losses)(3)	4.85	5.50	(0.65)
Total income (loss) from investment operations	4.76	5.51	(0.61)
Distributions to Common Stockholders
Net investment income	(0.05)	(0.27)	(0.03)
Net realized gain	(0.09)	(1.42)	(0.36)
Return of capital	(0.73)	(0.06)	(0.05)
Total distributions to common stockholders	(0.87)	(1.75)	(0.44)
Underwriting discounts and offering costs on
issuance of common stock(4)	—	—	(1.22)
Net Asset Value, end of period	$30.38	$26.49	$22.73
Per common share market value, end of period	$26.78	$24.08	$22.33
Total Investment Return Based on Market Value(5)(6)	15.02%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$441,064	$384,471	$329,676
Average net assets (000’s)	$403,434	$366,900	$334,232
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.25%	1.25%	1.18%
Other operating expenses	0.17	0.16	0.20
Total operating expenses, before fee waiver	1.42	1.41	1.38
Fee waiver	(0.17)	(0.17)	(0.16)
Total operating expenses	1.25	1.24	1.22
Leverage expenses	0.14	0.16	0.10
Total expenses	1.39%	1.40%	1.32%

See accompanying Notes to Financial Statements.
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 2nd Quarter Report	15

Financial Highlights (continued)

	Period from		Period from
	December 1, 2013		July 31, 2012(1)
	through	Year Ended	through
	May 31, 2014	November 30, 2013	November 30, 2012
	(unaudited)
Ratio of net investment income (loss) to average net assets
before fee waiver(7)	(0.81)%	(0.13)%	0.38%
Ratio of net investment income (loss) to average net assets
after fee waiver(7)	(0.64)%	0.04%	0.54%
Portfolio turnover rate(5)	10.96%	45.56%	15.68%
Short-term borrowings, end of period (000’s)	$60,600	$56,300	$49,000
Asset coverage, per $1,000 of principal amount
of short-term borrowings(8)	$8,278	$7,829	$7,728
Asset coverage ratio of short-term borrowings(8)	828%	783%	773%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

16	2014 2nd Quarter Report

Notes to Financial Statements (unaudited)
May 31, 2014

1. Organization

Tortoise Energy Independence Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 11, 2012, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American energy companies. The Company commenced operations on July 31, 2012. The Company’s stock is listed on the New York Stock Exchange under the symbol “NDP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at May 31, 2014.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2012 through November 30, 2013, the Company estimated the allocation of investment income and return of capital for distributions received from

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 2nd Quarter Report	17

Notes to Financial Statements (unaudited) (continued)

investments within the Statement of Operations. For this period, the Company had estimated approximately 15 percent of total distributions as investment income and approximately 85 percent as return of capital.

Subsequent to November 30, 2013, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2012 through November 30, 2013 based on the 2013 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $959,000 or $0.066 per share, an increase in unrealized appreciation of investments of approximately $665,000 or $0.046 per share, and an increase in realized gains of approximately $294,000 or $0.020 per share for the period from December 1, 2013 through May 31, 2014.

Subsequent to the period ended February 28, 2014, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2014 estimates, after considering the final allocations for 2013. This reclassification amounted to a decrease in net investment income of approximately $31,000 or $0.002 per share, a decrease in unrealized appreciation of investments of approximately $265,000 or $0.018 per share, and an increase in realized gains of approximately $296,000 or $0.020 per share.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

For the year ended November 30, 2013, the Company’s distributions to common stockholders for tax purposes were comprised of 94 percent dividend income, 3 percent long-term capital gain, and 3 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2014.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

18	2014 2nd Quarter Report

Notes to Financial Statements (unaudited) (continued)

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise or expiration, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of North American energy companies, including at least 70 percent of its total assets in equity securities of upstream energy companies. The Company considers a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, North America and (ii) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or that provide associated transportation, processing, equipment, storage, and servicing. The Company considers a company to be an upstream energy company if (i) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to 0.15 percent of average monthly Managed Assets for the period from the commencement of operations through December 31, 2014 and 0.10 percent of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2016. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 2nd Quarter Report	19

Notes to Financial Statements (unaudited) (continued)

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid-in capital.

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$57,141,139
Other temporary differences*	(16,967,258)
Accumulated earnings	$40,173,881

*Other temporary differences primarily relate to losses deferred under straddle regulations per IRC Code Sec. 1092.

As of May 31, 2014, the aggregate cost of securities for federal income tax purposes was $385,372,706. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $118,297,098, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $1,145,496 and the net unrealized appreciation was $117,151,602.

6. Fair value of financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical investments

Level 2 –	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2014. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	May 31, 2014	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$360,291,320	$360,291,320	$—	$—
Master Limited Partnerships
and Related Companies(a)	142,165,702	142,165,702	—	—
Total Equity Securities	502,457,022	502,457,022	—	—
Other Securities:
Short-Term Investment(b)	67,286	67,286	—	—
Total Assets	$502,524,308	$502,524,308	$—	$—

Liabilities
Written Call Options	$1,573,312	$1,573,312	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2014.

The Company did not hold any Level 3 securities during the period ended May 31, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period ended May 31, 2014.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

20	2014 2nd Quarter Report

Notes to Financial Statements (unaudited) (continued)

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the period from December 1, 2013 through May 31, 2014, are as follows:

	Number of
	Contracts	Premium
Options outstanding at November 30, 2013	28,891	$1,548,122
Options written	178,142	9,501,140
Options closed	(132,496)	(7,079,302)
Options exercised	(1,059)	(38,602)
Options expired	(44,258)	(2,316,267)
Options outstanding at May 31, 2014	29,220	$1,615,091

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at May 31, 2014:

Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$ 1,573,312

The following table presents the effect of derivatives on the Statement of Operations for the period ended May 31, 2014:

	Location of Gains (Losses) on Derivatives
		Net Unrealized
Derivatives not accounted for as	Net Realized Gain	Depreciation
hedging instruments under ASC 815	on Options	of Options
Written equity call options	$826,394	$(749,278)

8. Investment transactions

For the period from December 1, 2013 through May 31, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $50,904,852 and $56,591,098 (excluding short-term debt securities), respectively.

9. Common stock

The Company has 100,000,000 shares of capital stock authorized and 14,516,071 shares outstanding at May 31, 2014 and November 30, 2013.

10. Credit facility

As of May 31, 2014, the Company has a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $65,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility generally will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period ended May 31, 2014 was approximately $55,800,000 and 1.01 percent, respectively. At May 31, 2014, the principal balance outstanding was $60,600,000 at an interest rate of 1.00 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2014, the Company was in compliance with the terms of the margin loan facility.

11. Subsequent events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 2nd Quarter Report	21

Additional Information (unaudited)

Stockholder proxy voting results

The annual meeting of stockholders was held on May 28, 2014. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified.

No. of Shares
Conrad S. Ciccotello
Affirmative	9,688,760
Withheld	99,100
TOTAL	9,787,860

No. of Shares
Terry C. Matlack
Affirmative	9,687,313
Withheld	100,547
TOTAL	9,787,860

Each of Charles E. Heath and Rand C. Berney continued as a director with a term expiring on the date of the 2015 annual meeting of stockholders. H. Kevin Birzer continued as a director with a term expiring on the date of the 2016 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (3 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	3
Against	0
Abstain	0
TOTAL	3

Vote of Stockholders	No. of Shares
Affirmative	3,114,179
Against	337,021
Abstain	97,474
Broker Non-votes	6,234,897
TOTAL	9,783,571

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2014.

No. of Shares
Affirmative	10,046,738
Against	31,807
Abstain	45,240
TOTAL	10,123,785

Based upon votes required for approval, each of these matters passed.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

22	2014 2nd Quarter Report

Additional Information (unaudited) (continued)

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2014, the aggregate compensation paid by the Company to the independent directors was $43,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2013 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 2nd Quarter Report	25

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Independence Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent	Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: NDP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$4,513	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$492

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,396	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$528

				Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$260

(1) As of 6/30/14

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Energy Independence Fund, Inc.
11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/1/13-12/31/13	0	0	0	0
Month #2 1/1/14-1/31/14	0	0	0	0
Month #3 2/1/14-2/28/14	0	0	0	0
Month #4 3/1/14-3/31/14	0	0	0	0
Month #5 4/1/14-4/30/14	0	0	0	0
Month #6 5/1/14-5/31/14	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Independence Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     July 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date July 22, 2014

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     July 22, 2014